CERTIFICATE OF DESIGNATION OF

PREFERENCES, RIGHTS AND LIMITATIONS

OF

SERIES C CONVERTIBLE PREFERRED STOCK

OF

WLG INC.

WLG Inc., a Delaware corporation (the “Company”), acting pursuant to Section 151 of the General Corporation Law of the State of Delaware, does hereby submit the following Certificate of Designation of Series and Determination of Preferences, Rights and Limitations of its Series C Preferred Stock.

FIRST:  The name of the Company is WLG Inc.

SECOND:  By unanimous written consent of the Board of Directors of the Company (the “Board”) dated June [__], 2010, the following resolutions were duly adopted:

RESOLVED, that pursuant to authority expressly granted to and vested in the Board, by the provisions of the Company’s restated certificate of incorporation (the “Certificate of Incorporation”), the Board hereby fixes the designation, voting powers, rights on liquidation or dissolution and other preferences and rights, and the qualifications, limitations or restrictions thereof, of the shares of Series C Preferred Stock as follows:

1.           Number of Shares; Designation.        This series of preferred stock shall be designated as Series C Convertible Preferred Stock and the number of shares that shall constitute such series shall be 1,000,000, par value $.001 per share and is hereafter in this resolution called the “Series C Preferred Shares.”

2.           Voting Rights.  Except as otherwise provided herein, or the Certificate of Incorporation, the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, as amended (the “Series A Certificate of Designation”) for the Company’s Series A Convertible Preferred Stock, par value $.001 per share (the “Series A Preferred Shares”), the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”) for the Company’s Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Shares”), or required by law, the holders of the Series C Preferred Shares, the holders of the Series A Preferred Shares, the holders of the Series B Preferred Shares and the holders of the Company’s common stock, par value $.001 per share (the “Common Stock”) shall vote together as a single class with each Series C Preferred Share having the number of votes equal to the largest whole number of shares of Common Stock into which such Series C Preferred Share could be converted, at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken.

3.           Stated Value. Each Series C Preferred Share shall have a “Stated Value” equal to one dollar ($1.00) per share.

4.           Conversion. Series C Preferred Shares shall be convertible into shares of Common Stock, on the terms and conditions set forth in this Section 4.

(a)  Holders’ Conversion Right. At any time and/or from time to time after the first issuance of any Series C Preferred Shares (the “Original Issuance Date”) any holder of Series C Preferred Shares shall be entitled to convert any whole or partial number of Series C Preferred Shares into fully paid and non-assessable shares of Common Stock at the Conversion Price (as defined below) in accordance with this Section 4. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Series C Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing such fractional share, pay to the holder the fair value (as determined by the Board) thereof in cash.

(b)  Company Forced Conversion. Upon a Change of Control (as defined in Section 12 of this Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (this “Certificate”)), the Company shall have the right to require the automatic conversion of the Series C Preferred Shares into shares of Common Stock at the Conversion Price.  To effectuate such conversion, the Company shall send to the holders a written notice (the “Company Notice of Conversion”), not less than ten (10) business days prior to the date such conversion shall occur, which conversion date may not be later than the effective date of the Change of Control (the “Company Conversion Date”), informing the holders of the Company Conversion Date, the reason for such conversion and the number of shares of Common Stock they will receive upon conversion of the Series C Preferred Shares.

(c)   Conversion Price. Subject to anti-dilution adjustment as provided in Section 4(e), the conversion price (the “Conversion Price”) of each Series C Preferred Share shall be $0.25. Each Series C Preferred Share will convert into that number of shares of Common Stock determined by dividing the Stated Value of the Series C Preferred Share by the Conversion Price, as adjusted at the time of conversion.

(d)  Mechanics of Conversion. To convert Series C Preferred Shares into shares of Common Stock on any date (a “Conversion Date”), pursuant to Section 4(a) of this Certificate, the holder thereof shall (i) transmit by facsimile (or otherwise deliver), a copy of an executed notice of conversion in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Company, and (ii) deliver to the Company the original certificates representing the Series C Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the “Series C Preferred Stock Certificates”). Following the date of receipt of a Conversion Notice and the Series C Preferred Stock Certificates (the “Share Delivery Date”), the Company shall issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. If the number of Series C Preferred Shares represented by the Series C Preferred Stock Certificate(s) submitted for conversion pursuant to Section 4(a) of this Certificate (ii) is greater than the number of Series C Preferred Shares being converted, then the Company shall, as soon as practicable after receipt of the Series C Preferred Stock Certificate(s) (the “Preferred Stock Delivery Date”) and at its own expense, issue and deliver to the holder a new Series C Preferred Stock Certificate representing the number of Series C Preferred Shares not converted. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series C Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(e)  Anti-Dilution Provisions. The Conversion Price in effect at any time and the number and kind of securities issuable upon conversion of the Series C Preferred Shares shall be subject to adjustment from time to time upon the happening of certain events as follows:

(i)           Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time on or after the Original Issuance Date effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection (e)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(ii)          Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection (e)(ii) as of the time of actual payment of such dividends or distributions.

(iii)         Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series C Preferred Shares shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had their Series C Preferred Shares been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this subsection (e) with respect to the rights of the holders of the Series C Preferred Shares.

(iv)        Adjustment for Reclassification, Exchange and Substitution. In the event that at any time or from time to time on or after the Original Issuance Date, the Common Stock issuable upon the conversion of the Series C Preferred Shares is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this subsection (e)), then and in any such event each holder of Series C Preferred Shares shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of shares of Common Stock into which such shares of Series C Preferred Shares could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

(v)         Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time on or after the Original Issuance Date there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this subsection (e)) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series C Preferred Shares shall thereafter be entitled to receive upon conversion of the Series C Preferred Shares the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this subsection (e)(v) with respect to the rights of the holders of the Series C Preferred Shares after the reorganization, merger, consolidation or sale to the end that the provisions of this subsection (e)(v) (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series C Preferred Shares) shall be applicable after that event and be as nearly equivalent as may be practicable.

(f)          Status of Converted Stock. In the event any Series C Preferred Shares shall be converted pursuant to Section 4 of this Certificate, the shares so converted shall be canceled and shall not be reissued as Series C Preferred Shares.

5.           Reservation of Authorized Shares. The Company shall, so long as any of the Series C Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Shares into shares of Common Stock, 100% of such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series C Preferred Shares then outstanding.

6.           Series C Preferred Rank. The Series C Preferred Shares shall, with respect to all preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company, rank senior and prior to the Common Stock and junior to the Series A Preferred Shares and Series B Preferred Shares.

7.           Liquidation, Dissolution, Winding-Up. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series C Preferred Shares shall be entitled to receive out of the assets of the Company, legally available for distribution therefrom (the “Liquidation Funds”), (i) before any amount shall be paid to the holders Common Stock, (ii) after payment of obligations of the Company and its subsidiaries under banking facilities provided by HSBC and Nova Bank, and (iii) after the payment of the liquidation preference of the Series A Preferred Shares and Series B Preferred Shares, as provided in the Series A Certificate of Designation and the Series B Certificate of Designation, respectively, an amount per Series C Preferred Share equal to $1.00 per Series C Preferred Share (as adjusted for any stock dividend, stock split, combination or other similar recapitalization affecting such shares in the manner provided in Section 4(e) of this Certificate for the adjustment of the Conversion Price) (the “Preferred Liquidation Payment”); provided, however, if the Liquidation Funds are insufficient to pay, issue or deliver the full amount due to the holders of Series C Preferred Shares, then all holders of Series C Preferred Shares will share ratably in the distribution of the remaining Liquidation Funds, before any distribution to the holders of the Common Stock. No holder of Series C Preferred Shares shall be entitled to receive any amounts with respect thereto upon any Liquidation other than the amounts provided for herein.

8.           Dividends; Participation. The Company shall not pay cash dividends on the Series C Preferred Shares.

9.           Vote to Issue, or Change the Terms of, Series C Preferred Shares. The affirmative vote of the holders of not less than a majority of the then outstanding Series C Preferred Shares at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than a majority of the then outstanding Series C Preferred Shares shall be required for any amendment to this Certificate or the Certificate of Incorporation or the Company’s By-Laws which would amend, alter, change, repeal or otherwise materially adversely affect any of the powers, designations, preferences and rights of the Series C Preferred Shares.

10.         Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Series C Preferred Stock Certificates representing the Series C Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Series C Preferred Stock Certificate(s), the Company shall execute and deliver new Series C Preferred Stock Certificate(s) of like tenor and date.

11.         Company’s Right to Redeem.

(a)         At any time and from time to time on or after the date that is twenty-four (24) months following the date of the Original Issuance Date the Company may, in its sole discretion, by written notice to the holders of the then outstanding Series C Preferred Shares (the “Company Redemption Notice”), redeem all, or such lesser portion of the Series C Preferred Shares as the Company Redemption Notice shall so indicate, at a redemption price (the “Redemption Price”) equal to the Preferred Liquidation Payment.  Such Company Redemption Notice shall be sent not less than ten (10) business days prior to the proposed redemption date (the “Company Redemption Date”) and shall disclose the Company Redemption Date, the Redemption Price, the mechanics of redemption including how the Company will pay the Redemption Price on the Company Redemption Date and the holders’ right to convert the Series C Preferred Shares into Common Stock, as provided in Section 4(a) of this Certificate.

(b)         On each Company Redemption Date, the Company shall pay the Redemption Price by cash or bank check to the order of the person whose name appears on the certificate or certificates of the Series C Preferred Shares to be redeemed in the manner and at the place designated, and thereupon each surrendered certificate shall be cancelled.

(c)         From and after each Company Redemption Date, unless there shall have been a default in payment of the Redemption Price, in which case all rights shall survive until so paid, all rights of the holders of Series C Preferred Shares whose shares the Company has requested to be redeemed (except the right to receive the Redemption Price subsequent to the Company Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such Series C Preferred Shares so redeemed, and such Series C Preferred Shares so redeemed shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

12.         Change of Control. For purposes of this Certificate, the term “Change of Control” shall mean any of the following events:

(i)          an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (1) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition by the Company; (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (3) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 12; or

(ii)         Within any period of twenty-four (24) consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 12, that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii)        The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"), excluding, however, such a Corporate Transaction, pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of Common Stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (2) individuals who were members of the Board immediately prior to the approval by the stockholders of the Company of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv)        The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than pursuant to a transaction which would comply with clauses (1) and (2) of subsection (iii) of this Section 12, assuming for this purpose that such transaction were a Corporate Transaction.

13. Notice.     Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at Wako Express (HK) Co. Ltd., Units 1301-3 & 11-12 Tower 1 Ever Gain Plaza, 88 Container Port Road, Kwai Chung, N.T. Hong Kong, SAR.  Kong, Attention:  President and Chief Executive Officer, or (b) if to the holder(s) of Series C Preferred Shares, at Jumbo Glory Limited, Unit 907-910, 118 Connaught Road West, Hong Kong, Attention: Malcolm Wood, or, in either case, to such other address as the party will have furnished in writing to the other person.  Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Christopher Wood, its Chairman of the Board of Directors, this ___ day of June, 2010.

WLG INC.

By:
Name: Christopher Wood
Title: Chairman of the Board of Directors

EXHIBIT A

WLG INC.

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of WLG Inc. (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Shares”), of WLG Inc., a Delaware corporation (the “Company”), indicated below into shares of common stock, par value $.001 per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Number of Series C Preferred Shares to be converted:

Number of shares of Common Stock to be received:

Please deliver the Common Stock into which the Series C Preferred Shares are being converted to the following address:

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